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                                  EXHIBIT 23.1


                   CONSENT OF MENGEL, METZGER, BARR & CO. LLP

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                 [Letterhead of Mengel, Metzger, Barr & Co. LLP]


                          INDEPENDENT AUDITORS' CONSENT


Board of Directors
Sel-Drum International, Inc.

We consent to the incorporation by reference in this Registration Statement of Sel-Drum International, Inc. on Form S-8 of our report dated September 19, 1997 appearing in the Annual Report on Form 10-KSB of Sel-Drum International, Inc. for the year ended July 31, 1997.

/s/ Mengel, Metzger, Barr & Co. LLP


Rochester, New York
June 19, 1998